EXHIBIT 10.3


THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER SAID ACT WHERE THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF ITS COUNSEL, WHICH OPINION SHALL BE SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE ASSIGNMENT, TRANSFER OR EXCHANGE OF THIS WARRANT IS RESTRICTED IN ACCORDANCE WITH THE TERMS HEREOF.

               WARRANT TO PURCHASE 500,000 SHARES OF COMMON STOCK

                            PAR VALUE $.01 PER SHARE
                                       OF
                           THE SAGEMARK COMPANIES LTD.

                            EXERCISABLE ON OR BEFORE
                    5:00 PM., NEW YORK CITY, OCTOBER 24, 2010

     This is to certify that, for value received, MICHAEL FAGIEN the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from THE SAGEMARK COMPANIES LTD., a New York corporation (the "Company"), FIVE HUNDRED THOUSAND (500,000) fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Warrant Shares"), on the terms and conditions set forth herein. This Warrant and any warrant resulting from an assignment, transfer, subdivision or exchange of this Warrant, shall sometimes hereinafter be referred to as a "Warrant" or, collectively, as the "Warrants".

     This Warrant has been issued pursuant to the terms of that certain Executive Employment Agreement dated as of October 25, 2005 between the Company and Holder (the "Employment Agreement"), the terms of which are incorporated herein by reference thereto. Any capitalized terms which are used in this Warrant, but not defined herein, shall have the meanings ascribed to them in the Employment Agreement.

     1. Exercise Price. The purchase price of each of the Five Hundred Thousand (500,000) Warrant Shares shall be $1.60 per share, subject to adjustment as hereinafter provided (the "Purchase Price").

     2. Term. This Warrant shall be exercisable by the Holder, in whole or in part, at any time and from time to time during a period of five (5) years, commencing on October 25, 2005 and terminating at 5:00 PM Eastern Standard Time on October 24, 2010 (the "Exercise Period"), by the presentation of this Warrant, together with the Warrant Share Purchase Form in the form attached hereto as Exhibit "A", completed and duly executed by the Holder as provided in Paragraph 14 hereof and payment of the Purchase Price as more specifically provided in this Warrant. Notwithstanding the foregoing, in the event that the Employment Agreement is terminated by the Company pursuant to either Section 3.3(c) or 3.3(f) thereof, this Warrant will expire on the date of any such termination (in such instance, the Holder will be entitled to retain any Warrant Shares acquired by the Holder upon the exercise of this Warrant prior to the date of any such termination).

     3. Payment.

          (a) The Purchase Price of each of the Warrant Shares which are the subject of any exercise of this Warrant shall, be paid in full by the Holder at the time of exercise, by cash, certified check or bank draft therefor, payable to the Company.

          (b) The Company agrees that the Holder shall be deemed the record owner of the Warrant Shares as of the close of business on the date on which this Warrant and the completed and executed Warrant Share Purchase Form shall have been delivered by the Holder to the Company, and payment of the Purchase Price made in full, all in accordance with the terms of this Warrant, notwithstanding that certificates representing the Warrant Shares shall not then be or have been actually issued and delivered to the Holder.

     4. Vesting.

          (a) Notwithstanding any provision of this Warrant to the contrary, the right of the Holder to exercise this Warrant and purchase the Warrant Shares shall be subject to and conditioned upon the following vesting schedule:

               (i) 100,000 Warrant Shares shall vest and be purchasable hereunder as of the date of this Warrant;

               (ii) 100,000 Warrant Shares shall vest and be purchasable hereunder as of each of October 24, 2006, October 24, 2007, October 24, 2008 and October 24, 2009; and

               (iii) 100,000 Warrant Shares shall vest and be purchasable hereunder as of the date, if any, that each New Florida Center commences its operations (i.e., performs a positron emission tomography imaging scan for a fee on a patient) or the closing date of the acquisition by the Company of any such New Florida Center during the term of this Warrant.

As to the vesting provisions set forth above in clauses (ii) and (iii), the applicable Warrant Shares will vest on the earlier of such dates if, as and when they occur.


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

          (b) Notwithstanding subparagraph (a) above, any Warrant Shares which shall not have vested in accordance with the provisions of subparagraph (a) above, will vest immediately upon any issuance by the Company of a non-renewal notice under the Employment Agreement prior to October 24, 2010 or upon any termination of the Employment Agreement by Holder pursuant to Section 3.3(g) of the Employment Agreement.

     5. Exchange; Division. Subject to the provisions of Paragraph 11 hereof, this Warrant is assignable or exchangeable at the option of the Holder at the office of the Company for a warrant or other warrants of different denominations entitling the Holder thereof (and the Holder's assignees and transferees) to purchase in the aggregate up to but not more than the number of Warrant Shares, and (b) this Warrant may be divided or combined with other warrants which carry the same rights as this Warrant, in either case, upon presentation of this Warrant, at the office of the Company, together with a completed assignment in the form attached hereto as Exhibit "B" (the "Assignment Form") , duly executed by the Holder, specifying the names and denominations in which any such new Warrants are to be issued, and the payment of any transfer tax payable in connection therewith. The Company will issue any such new Warrant or Warrants as soon as practical after its receipt of any such executed Assignment Form and this Warrant.

     6. Reservation of Shares. The Company hereby agrees that at all times during the Exercise Period there shall be reserved for issuance and/or delivery upon the exercise of this Warrant, such Warrant Shares as shall be required for issuance and delivery upon the proper exercise of this Warrant. If at any time during the Exercise Period, the number of shares of the Company's authorized Common Stock, $.01 par value per share (the "Common Stock"), shall not be sufficient to effect the exercise of this Warrant, the Company will promptly take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock, to such number of shares of Common Stock as shall be sufficient for such purposes and the Company shall have the same obligation with respect to any other securities or property that may become issuable upon the exercise of this Warrant.

     7. Adjustments. Subject and pursuant to the provisions of this Paragraph 7, or elsewhere in this Warrant, the Purchase Price and the number and character of the Warrant Shares shall be subject to adjustment from time to time during the Exercise Period, upon the occurrences of any of the following events prior to the full exercise of this Warrant:

          (a) In the event that at any time hereafter, the Company shall pay a dividend in shares of its Common Stock or subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such dividend or subdivision shall be proportionately reduced, and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such dividend or subdivision shall be proportionately increased, calculated to the next lowest whole number of shares. In the event that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior thereto shall be proportionately decreased, calculated to the next lowest whole number


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

of shares, provided, however, that (x) notwithstanding the foregoing or any other provision in this Warrant to the contrary, in the event of any reverse split of the outstanding shares of Common Stock of the Company, the number of Warrant Shares shall be adjusted so that the number of Warrant Shares after any such reverse stock split will be equal in percentage to the Warrant Shares that existed on the day immediately prior to any such reverse stock split, and (y) if for any reason the plan to pay a dividend in Common Stock or subdivide or combine the Common Stock is legally abandoned before payment, distribution or other final act of consummation, then any adjustment made in the Purchase Price by reason of the passage of the record date with respect to such dividend, subdivision or combination and the proposed change in the number of Warrant Shares subject to this Warrant shall be cancelled as of the date the plan is so abandoned.

          (b) In the event of any reclassification, capital reorganization or other change of the outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a wholly owned subsidiary in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of the outstanding shares of Common Stock of the class issuable upon the exercise of this Warrant) or in case of any sale or transfer to another corporation or entity of the assets or business of the Company as an entity or substantially as an entirety, the Holder of this Warrant shall have the right to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or transfer as such Holder would have been entitled to purchase had such Holder exercised this Warrant in full immediately prior to such reclassification, capital reorganization, other change, consolidation, merger, sale or transfer.

          (c) In the event that at any time, as a result of an adjustment made pursuant to this Paragraph 7, the Holder of this Warrant shall become entitled to purchase, upon the exercise of this Warrant, shares of stock, evidences of indebtedness, or other securities or assets (other than shares of Common Stock), then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares of stock, evidences of indebtedness, or other securities or assets, and thereafter the number of such shares of stock, evidences of indebtedness, or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions contained in this Paragraph 7.

          (d) If the Company shall distribute, during the Exercise Period, to all holders of its Common Stock, any securities or other assets (other than a distribution of Common Stock or a cash distribution made as a dividend) the Board of Directors shall be required to make such equitable adjustment in the Purchase Price and/or Warrant Shares in effect immediately prior to the record date of such distribution as may be necessary to preserve to the Holder of this Warrant rights substantially proportionate to those enjoyed hereunder by the Holder immediately prior to the happening of any such distribution.


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

          (e) No adjustment in the number of Warrant Shares shall be required under this Paragraph 7 unless such adjustment would require an increase or decrease in such number of shares of at least 1% of the then adjusted number of Warrant Shares issuable upon the exercise of this Warrant, provided, however that any adjustments, by reason of the foregoing, which are not required at the time to be made, shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment.

          (f) Except as otherwise provided herein, whenever the number of Warrant Shares is adjusted pursuant to this Paragraph 7, the Purchase Price shall be adjusted (to the nearest one-tenth of a cent) by multiplying such Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of such Warrant Shares so purchasable immediately thereafter.

          (g) Upon the occurrence of each event requiring an adjustment of the Purchase Price and of the number of Warrant Shares pursuant to the terms of this Paragraph 7, the Company shall promptly notify the Holder of such event and the date on which such event is to become effective and the facts with respect thereto which shall be reasonably necessary to indicate the effect of such event on the Purchase Price and the Warrant Shares and shall forthwith have its independent certified public accountants compute or confirm the computation of the adjusted Purchase Price and the adjusted Warrant Shares by reason of such event in accordance with the provisions of this Paragraph 7 (such notice and computation to be delivered to the Holder at least ten (10) days prior to the effective date of such event). The Company shall mail forthwith to the Holder a copy of a certification containing such computation (the "Certificate") which shall be conclusive and binding upon the Holder unless contested by the Holder by written notice to the Company within thirty (30) days after receipt thereof by the Holder.

          (h) In case the total number of Warrant Shares shall be increased or decreased pursuant to any of the provisions of this Paragraph 7, such total number of shares issuable to the Holder shall be rounded off to the nearest full share and no adjustment shall be made with respect to any fractional share of Common Stock which otherwise would be issuable as a result of any adjustment pursuant to this Paragraph. The Holder of this Warrant, by the Holder's execution hereof, expressly waives any right to receive any fractional share of Common Stock or scrip or any other evidence of fractional interest upon the exercise of this Warrant.

          (i) For the purposes of this Paragraph, the term "Common Stock" shall mean the class of capital stock designated as the Common Stock of the Company on the first page of this Warrant and defined in Paragraph 5 hereof, or any other class of stock resulting from successive changes or reclassifications of such Common Stock. If at any time during the Exercise Period, as a result of an adjustment made pursuant to this Paragraph 7, the securities or other property obtainable upon the exercise of this Warrant shall include shares or other securities of the Company other than Common Stock, or securities of another corporation or other property, the number of such other shares or other securities or property shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Paragraph 7 and all other provisions or this Warrant with respect to Common Stock shall apply on like terms to any other shares, securities or property

     8. Exchange Right. Holder will have the right, during the term of this Warrant, to exchange all (but not part) of Four Hundred Thousand (400,000) of the vested Warrant Shares for a twenty percent (20%) equity interest in all of the New Florida Centers existing on the date of any such exchange, without making any payment to the Company therefor, provided that Holder makes such election, in writing, prior to any exercise of this Warrant and not later than October 24, 2008. In the event that Holder fails to provide such notice to the Company by such date, Holder's exchange right hereunder will terminate as of October 24, 2008.

     9. Company's Representations to Holder. The Company hereby represents and warrants to the Holder that (a) the Company, by all appropriate and required action, is duly authorized to issue this Warrant and consummate all of the transactions contemplated hereby; and (b) the Warrant Shares, when issued and delivered by the Company to the Holder, and when paid for by the Holder in accordance with the terms and conditions hereof, will be duly and validly issued, fully paid and nonassessable.

     10. Holder's Representations to the Company. By acceptance of this Warrant, the Holder represents and warrants to the Company that the Holder is acquiring the Warrant and shall acquire the Warrant Shares, for investment, for the Holder's own account and not with a view towards the resale or distribution thereof

     11. Restrictions on Transfer. By acceptance of this Warrant, the Holder hereby agrees that the Holder shall not sell, assign, convey or transfer by any means, or otherwise dispose of the Warrant or the Warrant Shares acquired by the Holder, in whole or in part, without registration under the Securities Act of 1933, as amended (the "Act"), and all applicable state securities ("Blue Sky") laws, rules and regulations, unless (i) an exemption from registration under the Act and all applicable Blue Sky laws, rules and regulations is available thereunder, and (ii) the Holder has furnished the Company with notice of such proposed transfer and an opinion of the Holder's legal counsel, which opinion is acceptable to the Company, that such proposed sale or transfer is so exempt. Absent the foregoing, the Holder shall be under no other restriction with respect to the sale, assignment, conveyance or transfer of this Warrant or the Warrant Shares.

     12. Registration Right.

          (a) The Holder may, at any time during the Exercise Period, notify the Company that the Holder wishes the Warrant Shares (to the extent vested) and/or any other securities purchasable under this Warrant (collectively, the "Registrable Securities") to be registered under the Act. The Company will, at its sole expense, prepare and file a registration statement pursuant to the Act to the end that the Registrable Securities shall be permitted to be sold under the Act, as promptly as practical after any such notice from the Holder and the Company shall use its best efforts to cause such registration statement to become effective, provided that the Holder shall furnish the Company with all information required in connection therewith as the Company shall reasonably request in writing. The Company shall not be required to file more than one (1) registration statement pursuant to this Paragraph 12. Nothing contained herein shall require the Company to conduct a financial audit, other than in the ordinary course of business at the end of its fiscal year. The Holder shall not be required to exercise this Warrant prior to or after the date that any such registration statement has been declared effective by the Securities and Exchange Commission (the "Commission") but in no event shall the exercise date under this Warrant occur at a date subsequent to the last day of the Exercise Period. Notwithstanding any provision of this Paragraph 12 to the contrary, the Company's obligation with respect to any such registration statement shall terminate as to any Warrant Shares which are exchanged by Holder pursuant to the provisions of Paragraph 8 hereof.

          (b) (i) If, at any time during the Exercise Period, the Company proposes to register any of its securities under the Act (other than in connection with a merger, acquisition, or pursuant to a registration statement on Form S8 or any successor form or pursuant to any registration statement filed on behalf of investors who received securities from the Company in connection with any private placement of the Company's securities, unless the shares of common stock of any officer, director or principal shareholder of the Company are included therein), it will give notice to the Holder, by registered or certified mail, return receipt requested, at least thirty (30) days prior to the filing of each such registration statement of its intention to do so. If the Holder notifies the Company within twenty (20) days after receipt of any such notice of the Holder's desire to include any or all of the Registrable Securities in such proposed registration statement, the Company shall afford the Holder the opportunity to have any or all of the Registrable Securities included in and registered under such registration statement, all at the Company's sole cost and expense, except for the fees of any counsel retained by the Holder in connection therewith and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by the Holder pursuant thereto. Notwithstanding the foregoing, if, in the written opinion of the Company's underwriter for such offering, the inclusion of all, or any portion of the Registrable Securities requested to be so registered by the Holder, when added to the securities being registered by the Company (or any selling shareholder), will exceed the maximum amount of the Company's securities which the underwriter believes can be marketed (x) at a price reasonably related to their then current market value, or (y) without otherwise materially adversely affecting the offering, then the Company may exclude from such offering all, or any portion of the Registrable Securities requested by the Holder to be registered.

               (ii) If securities proposed to be offered for sale pursuant to such registration statement are securities owned by other security holders of the Company and the total number of securities to be offered by the Holder of the Registrable Securities and such other selling security holders is required to be reduced pursuant to a written request from the underwriter (which request shall be made only for the reasons set forth in subparagraph (b)(i) above) the aggregate number of Registrable Securities to be included by the Company for the


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

Holder in such registration statement shall equal the number of shares which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security holders (including the Holder of the Registrable Securities) as the original number of Registrable Securities proposed to be included therein by the Holder bears to the total original number of securities proposed to be included therein by the Holder and the other selling security holders.

               (iii) Notwithstanding the provisions of this Paragraph 12(b), the Company shall have the right at any time after it shall have given written notice pursuant to this Paragraph 12(b) (irrespective of whether a written request for inclusion of any such securities shall have been made by the Holder) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

          (c) The Company will use its best efforts to cause any such registration statement covering all or any portion of the Registrable Securities to become effective as promptly as possible and, if any stop order shall be issued by the Commission in connection therewith, to use its best efforts to obtain the removal of such order. The Holder agrees to cooperate in all respects with the Company in effectuating the foregoing,

          (d) While any registration statement covering all or any portion of the Registrable Securities is effective, the Company will take all necessary action which may be required in qualifying or registering the Registrable Securities for offering and sale under the Blue Sky laws of such number of states as are reasonably requested by the Holder, provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

          (e) The Company shall comply with one request for registration made by the Holder under Paragraph 12(a) during the Exercise Period, at the Company's sole cost and expense and without charge to the Holder, except that the Holder shall bear the fees of any counsel retained by the Holder in connection therewith and any transfer taxes and underwriting discounts or commissions applicable to the Registrable Securities sold by the Holder pursuant thereto.

          (f) The Company shall be required to maintain the effectiveness of any registration statement registering Registrable Securities under this Paragraph 12 until the earlier of (i) the expiration of the Exercise Period, (ii) the public sale of all of the Registrable Securities registered thereunder, or (iii) the expiration of one year from the date such Registration Statement has been declared effective by the Commission.

          (g) The giving of any notice by the Holder under this Paragraph 12 shall not impose upon the Holder any obligation to sell any Registrable Securities or to exercise this Warrant.


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

          (h) Except as provided herein the Company's covenants and agreements with respect to the Registrable Securities in this Paragraph shall continue in effect regardless of the exercise and surrender of this Warrant

          (i) The Company shall not be required by this Paragraph 12 to file a registration statement with respect to the Registrable Securities if, in the opinion of counsel for both the Holder of the Registrable Securities and the Company (or, should they not agree, in the opinion of another counsel experienced in securities laws matters acceptable to counsel for the Holder and the Company), that the proposed public offering or other sales or transfers to which such registration statement is requested is exempt from applicable federal and state securities laws registration requirements and would result in all purchasers or transferees obtaining securities which are not "restricted securities" as defined under Rule 144 under the Act.

          (j) The Company agrees that until all Warrant Shares have been sold under a registration statement pursuant to this Paragraph 12 or pursuant to Rule 144 under the Act, it will, if economically or otherwise practicable, keep current in filing all materials required to be filed with the Commission in order to permit the Holder of such securities to sell the same under Rule 144.

          (k) The Holder shall provide the Company with such information necessary for the compliance by the Company with its obligations under this Paragraph 12, as shall from time to time be reasonably requested by the Company.

     13. Indemnification.

          (a) The Company will indemnify and hold harmless the Holder(s) of this Warrant and/or the securities issuable upon the exercise thereof and each person who controls a Holder within the meaning of the applicable provisions of the Act, individually and jointly, as the case may be, from and against any and all losses, claims, damages, expenses and liabilities (the "Losses"), to which the Holder, or either of them, may become subject under the Act or under any other statute (including any Blue Sky law) or at common law or otherwise and, except as hereinafter provided, will reimburse the Holder(s) and any such controlling person for any legal and other expenses (including all costs of any investigation and preparation) reasonably incurred by the Holder or either of them in connection with investigating and/or defending any litigation or a claim whether or not resulting in any liability, only insofar as such Losses arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement referred to in Paragraph 12 or any amendment or supplement thereto (including any Prospectus forming a part thereof) (collectively, the "Registration Statements") or in any Blue Sky application filed by the Company under Paragraph 12 or arise out of, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein necessary to make the statements therein not misleading, provided however, that the indemnity agreement contained in this subparagraph shall not apply to amounts paid in settlement of any such litigation or claim if such settlement is effected without the consent of the Company nor shall it extend to the Holder(s) in respect of any such Losses


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

arising out, of or based upon, any such untrue statement or alleged untrue statement or any such omission, if such statement or omission was made in reliance upon, and in conformity with written information furnished to the Company by the Holder(s) or such controlling person, or on their behalf, specifically for use in connection with the preparation of such Registration Statement, or any such Blue Sky application.

          (b) The Holder hereby agrees that after the Holder's actual receipt of written notice of any claim or the commencement of any action against the Holder(s) or any such controlling person referred to in subparagraph (a) above in respect of which indemnity may be sought from the Company thereunder, (i) to notify the Company with ten (10) days of the assertion or commencement thereof and to supply a copy of any notice and/or legal document served upon the Holder(s) in connection with such claim or action. The failure of the Holder(s) to so notify the Company of any such action, as aforesaid, shall relieve the Company from any liability which it may have to the Holder(s) or such controlling person, as the case may be, as to any such claim or action on account of the indemnity agreement of the Company contained in this Paragraph 13, but shall not relieve the Company from any other liability which it may have to the Holder(s) or such person. In case any such claim or action shall be asserted or brought against the Holder(s), the Holder(s) shall promptly notify the Company of the assertion or commencement thereof and the Company shall be entitled to participate in (and, to the extent it shall wish, to direct) the defense thereof, at its sole expense. The Holder shall have the right to employ separate counsel in any such action or with respect to any such claim and to participate in the defense thereof at the Holder's expense unless (i) the employment of such counsel has been specifically authorized by the Company or
(ii) the Company shall not have employed counsel to defend such action or claim or (iii) there is a conflict of interest which would prevent counsel for the Company from representing both the Company and the Holder, in any of which cases the Company shall not have the right to direct the defense of such action or claim on behalf of the Holder(s). The Company agrees to notify the Holder(s) promptly of the commencement of any action or proceeding or the assertion of any claim against it or against any of its officers or directors of which it or they may be advised, in connection with any such Registration Statement and to furnish the Holder(s) at the Company's sole expense, with copies of all pleadings therein and communications relating thereto and to promptly and regularly apprise the Holder of all developments therein, all at the Company's sole expense.

          (c) The Holder will indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who shall have signed any such Registration Statement under Paragraph 12 and each person, if any, who controls the Company within the meaning of the applicable provisions of the Act (the "Indemnitees") from and against any and all Losses, joint or several, to which they or any of them, may become subject under the Act or under any other statute (including any Blue Sky law) or common law, or otherwise, and except as provided herein and elsewhere in this Paragraph 13, will reimburse the Indemnitees for any legal and other expenses (including all costs of any investigation or preparation) reasonably incurred by them, or any of them, in connection with investigating and/or defending any litigation or claims thereunder, whether or not resulting in any liability, only insofar as such Losses arise out of, or based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or in any

Blue Sky application filed by the Company under Paragraph 12 or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of the Holder specifically for use in connection with the preparation of any such Registration Statement or in any such Blue Sky application. The Holder shall not be liable for any amounts paid in settlement of any such litigation or claim, if such settlement is effected without the Holder's consent. In the case of the commencement of any action or the assertion of any claim in respect of which indemnity may be sought from the Holder hereunder, the Indemnitees shall have the same obligation to notify the Holder and the Holder shall have the same right to participate in, and to the extent that it shall wish, to direct the defense of any such litigation as set forth in subparagraph (b) above, at the Holder's expense, provided that such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Indemnitees. The Holder agrees to notify the Company promptly of the commencement of any litigation or proceeding against the Holder in connection with any such Registration Statement and to provide the Company with copies of all pleadings therein, at the Holder's expense.

          (d) The respective indemnity agreements of the Company and the Holder contained in this Paragraph 13 and the representations of the Company set forth in this Warrant shall remain operative and in full force and effect, regardless of any investigation made by the Holder, or on the Holder's behalf, or the Indemnitees and shall survive the expiration of this Warrant and/or the delivery of the securities issuable upon the exercise of this Warrant and the Holder, and any successor, assignee, or transferee of the Holder, as the case may be, shall be entitled to the benefit of such indemnity agreements by the Company.

          (e) If, for any reason, the indemnification agreements provided for in this Paragraph 13 are held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party as well as any other relative equitable considerations.

     14. Holder's Acknowledgments. By acceptance of this Warrant the Holder acknowledges that:

          (a) The Holder must bear the economic risk of the investment proposed herein for an indefinite period of time because the Warrant Shares will not have been registered under the Act and cannot be sold by the Holder unless they are registered under the Act or an exemption therefrom is available thereunder.

          (b) The Holder has had both the opportunity to ask questions of and receive answers from the officers and directors of the Company and all persons acting on their behalf concerning this Warrant, the Warrant Shares and the terms and conditions hereof and to obtain any additional information necessary for the Holder to make the investment in the Company contemplated hereby, to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense.

          (c) The Company shall place stop transfer orders with its transfer agent against the transfer of this Warrant and the Warrant Shares in the absence of registration under the Act or an exemption therefrom thereunder as provided herein.

          (d) The certificate(s), evidencing the Warrant Shares shall bear a legend substantially as follows:

          "The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The shares have been acquired for investment purposes and may not be sold, transferred, pledged or hypothecated in the absence of an effective current Registration Statement for the shares under the Act or an opinion of counsel to the Corporation that registration is not required under the Act."

     15. Warrant Exercise. This Warrant shall be exercised, in whole or in part, by delivering this Warrant and a completed and duly executed Warrant Share Purchase Form in the form annexed hereto as Exhibit "A" (the "Purchase Notice") to the Company at its principal place of business, at any time and from time to time during the Exercise Period. The Purchase Notice shall be accompanied by payment of the full Purchase Price of the Warrant Shares which are the subject of any Purchase Notice pursuant to the terms hereof, and the Company shall issue a certificate or certificates evidencing the Warrant Shares as soon as practicable after the Warrant and said notice and payment is received. Payment of the Purchase Price shall be made by a certified check or bank draft payable to the order of the Company. The certificate or certificates evidencing the Warrant Shares shall be registered in the name of the person or persons so indicated on the Purchase Notice. If this Warrant shall have been exercised only in part, the Company shall, at the time of the issuance and delivery of the Warrant Shares to the Holder, deliver to the Holder a new warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new warrant shall, in all other respects, be identical with this Warrant.

     16. Replacement Warrant. Upon receipt of such evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon the delivery to the Company of a bond or indemnity satisfactory to the Company if determined to be necessary by the Company, or in the case of such mutilation, of the surrender or cancellation of this Warrant if deemed necessary by the Company, the Company will issue to the Holder a new warrant of like tenor in lieu of this Warrant, representing the right to subscribe for and purchase the number of Warrant Shares covered by this Warrant.

     17. Expenses. All expenses, including but not limited to attorneys' fees incurred in connection with the preparation of this Warrant shall be borne by the Company.

     18. Notices. All notices, requests, consents, deliveries, payments, demands and other communications which are required or permitted to be given under this Warrant (the "Notices") shall be in writing and shall be either delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, to the parties at the following addresses set for therein, or to such other address as either party shall have specified by notice in writing to the other. Such Notices shall be deemed duly given hereunder when so delivered or within three (3) business days of mailing, if mailed as aforesaid, as the case may be:

If to the Company:      The Sagemark Companies Ltd.
                        1285 Avenue of the Americas
                        35th Floor
                        New York, NY 10019

                        -and-

                        Premier P.E.T. Imaging International, Inc.
                        4710 N.W. Boca Raton Boulevard
                        Suite 200
                        Boca Raton, FL 33431

                        Attn:  Chief Financial Officer

If to the Holder:       Michael Fagien, M.D.
                        7426 Floranada Way
                        Delray Beach, Florida 33446

     19. Governing Law; Sole Agreement. This Warrant shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein and without regard to principles of conflicts of laws. This Warrant represents the sole and entire agreement of the parties hereto with respect to the subject matter hereof and may not be modified without the written consent of the party to be charged with such modification. To the extent that there is any inconsistency between the terms of this Warrant and the terms of the Employment Agreement with respect thereto, the terms of this Warrant shall govern and control.

     21. Binding Effect. The provisions of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors, permitted assigns, heirs and personal representatives.

     22. Headings. The headings in this Warrant are for purposes of reference only, and shall not affect the meaning or construction of any of the provisions of this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 25th day of October, 2005.

WITNESS:                             THE SAGEMARK COMPANIES LTD.


/s/ GERALD PETERS                    By: /s/ THEODORE B. SHAPIRO
-----------------                        -----------------------------------
Gerald Peter                             Theodore B. Shapiro, President and
                                         Chief Executive Officer


WITNESS:

/s/ ERIC ROSS                            /s/ MICHAEL FAGIEN
-----------------                    ---------------------------------------
Eric Ross                                Michael Fagien, M.D.

                                    EXHIBIT A
                                    ---------

                           WARRANT SHARE PURCHASE FORM
                           ---------------------------

                 (To be executed upon exercise of this Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ________________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of THE SAGEMARK COMPANIES LTD. in the amount of $__________ in accordance with the terms of this Warrant. The undersigned requests that a certificate for (such Warrant Shares) be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

     If said number of Warrant Shares shall not be all of the shares purchasable under the within Warrant, the undersigned requests that a new Warrant for the unexercised portion thereof be registered in the name of ________________ and delivered at ____________________ in accordance with the applicable provisions of the within Warrant.

Dated:________________

                               Signature   ________________________________

                                           ________________________________
                                                     (Print Name)
                                           ________________________________
                                                   (Street Address)
                                           ________________________________
                                            (City)      (State)  (Zip Code)

                                    EXHIBIT B
                                    ---------

                                 ASSIGNMENT FORM
                                 ---------------

     FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers to ________________, Social Security Number _____________________the
within Warrant, to the extent of all _________ of the Warrant Shares covered thereby, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint as attorney, _______________ to transfer such Warrant on the register of THE SAGEMARK COMPANIES LTD. with full power and substitution.

                                            _______________________________

                                            _______________________________
                                            Print Name

Dated: